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                                  EXHIBIT 99.1





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                     MEDAPHIS CORPORATION AND SUBSIDIARIES
   SUPPLEMENTAL QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS (AS RESTATED)

                (unaudited, in thousands except per share data)

                                                                         QUARTERLY PERIOD ENDING
                                       ------------------------------------------------------------------------------------------
                                         MARCH 31,           JUNE 30,          SEPTEMBER 30,          DECEMBER 31,    MARCH 31,
                                           1995                1995               1995                   1995           1996
                                       --------------      ------------        -------------          -----------    ------------
                                                                                                     (As restated)
Revenue                                $130,367            $137,298             $139,053               $140,988          $159,869

Salaries and wages                       74,811              77,978               81,114                 86,154            88,963
Other operating expenses                 29,027              33,760               34,553                 34,804            38,618
Depreciation                              3,376               3,697                3,483                  3,790             4,917
Amortization                              3,522               3,664                3,773                  3,794             4,023
Interest expense, net                     3,931               2,348                2,426                  1,712             2,242
Restructuring and other charges          31,750                   -               14,000                  9,200               150
                                        -------             -------              -------                -------          --------
  Total expenses                        146,417             121,447              139,349                139,454           138,913
                                        -------             -------              -------                -------          --------
Income (loss) before income taxes       (16,050)             15,851                 (296)                 1,534            20,956
Income taxes                             (8,932)              6,362                2,025                  4,032             8,613
                                        -------             -------              -------                -------          --------
  Net income (loss)                      (7,118)              9,489               (2,321)                (2,498)           12,343

Pro forma adjustments, principally income
  taxes                                  (3,874)               (340)                 365                    966               354
                                        -------             -------              -------                -------          --------
  Pro forma net income (loss)          $(10,992)            $ 9,149              $(1,956)               $(1,532)         $ 12,697
                                        =======             =======              =======                =======          ========
Pro forma income (loss) per common
  share                                $  (0.23)            $  0.14              $ (0.04)               $ (0.03)         $   0.18
                                        =======             =======              =======                =======          ========


Weighted average shares outstanding      47,704              63,112               54,466                 54,838            69,164
                                        =======             =======              =======                =======          ========

Notes: 1 The accompanying unaudited supplemental quarterly consolidated statements of operations (as restated) are included for information purposes only. For additional information, the reader may wish to refer to the Company's Current Report on Form 8-K/A dated June 29, 1996 filed on November 14, 1996, the Company's Current Report on Form 8-K/A-2 dated June 29, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 filed on November 14, 1996, the Company's Current Report on Form 8-K/A dated February 8, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated March 13, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated April 3, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated May 6, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated June 29, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 1996 filed on January 10, 1997, and the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995 filed on January 10, 1997.

       2 The Company has restated its unaudited supplemental quarterly consolidated statements of operations for the three months ended December 31, 1995 and as of March 31, 1996. The restatement results primarily from a software licensing agreement entered into by Imonics Corporation, a wholly owned subsidiary of the Company, in December 1995 for which the Company recognized associated license fee revenue in 1995. Subsequent to the issuance of the Company's 1995 unaudited supplemental quarterly consolidated statements of operations in the Company's Current Report on Form 8-K dated May 29, 1996, management discovered unauthorized correspondence which created a contingency for the license fee payable under this agreement. Such contingency precluded recognition of license fee revenue in 1995 associated with the agreement. The previously recognized license fee revenue and certain other adjustments, previously considered immaterial and not recorded, are included as part of the restatement adjustments to the Company's previously reported results of operations and financial position. The significant effects of the restatement are as follows:

                                                        As Previously      As
                                                           Reported     Restated
                                                        -------------   --------
          For the three months ended December 31, 1995:
          Revenue. . . . . . . . . . . . . . . . . . .     $145,414     $140,988
          Salaries and wages . . . . . . . . . . . . .       84,111       86,154
          Other operating expenses . . . . . . . . . .       33,374       34,804
          Income before income taxes . . . . . . . . .       10,074        1,534
          Net income (loss). . . . . . . . . . . . . .        2,626       (2,498)
          Pro forma net income (loss). . . . . . . . .        3,592       (1,532)
          Pro forma net income (loss) per common share          .06         (.03)

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